FORWARD FUNDS

Supplement dated December 10, 2012

to the

Forward Funds Class A, Class B, Class C and Class M Prospectus (the “Prospectus”)

dated May 1, 2012, as supplemented

Effective immediately, the last two bullet points of the list in the section titled “Purchasing Shares—Sales Charges—Waiver of Initial Sales Charges for Class A Shares” on pages 141-142 of the Prospectus are replaced to read as follows:

•

Certain qualified plans; employer-sponsored defined contribution-type plans, including certain 403(b) plans, that invest $1 million or more and have 100 or more eligible employees; other retirement plans, endowments or foundations with $50 million or more in assets; and other institutional funds; provided that the Funds have an agreement with the financial intermediary, record keeper, retirement plan or third party that provides for the waiver of sales charges for such account and/or plan types. Retirement and benefit plans that may be eligible for the waiver include qualified and nonqualified retirement plans, deferred compensation plans, and certain other retirement, savings or benefit plans, excluding Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPS, SARSEPS, SIMPLE IRAs, and individual 403(b) plans.

•	Financial intermediary supermarkets and fee-based platforms.

•	Individual Retirement Account rollovers involving retirement plan assets invested in the Forward Funds at the time of the rollover that are contributed to an IRA held directly with the Forward Funds.

•	Documentation must be provided at the time of the rollover purchase in order to be eligible for the sales charge waiver.

•	Only the rollover amount will have the sales charge waived.

Forward Funds reserves the right to waive or update these waiver requirements at its discretion.

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Effective immediately, the following bullet point is added to the list in the section titled “Purchasing Shares—Sales Charges—Waiver of CDSC” on pages 142-143 of the Prospectus:

•

Certain qualified plans; employer-sponsored defined contribution-type plans, including certain 403(b) plans, that invest $1 million or more and have 100 or more eligible employees; other retirement plans, endowments or foundations with $50 million or more in assets; and other institutional funds; provided that the Funds have an agreement with the financial intermediary, record keeper, retirement plan or third party that provides for the waiver of CDSCs for such account and/or plan types. Retirement and benefit plans that may be eligible for the waiver include qualified and nonqualified retirement plans, deferred compensation plans, and certain other retirement, savings or benefit plans, excluding traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPS, SARSEPS, SIMPLE IRAs, and individual 403(b) plans.

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Effective immediately, the paragraph regarding certain defined contribution plans on page 143 of the Prospectus is deleted in its entirety.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP SCHGS 12102012